WEST COAST BANK

2010 KBW Community Bank Investor Conference

July 27th, 2010

West Coast Bancorp

(WCBO)

Disclosure

This presentation contains forward-looking statements. Actual results may differ materially from those currently expected. Additional information concerning factors that could cause such a difference is contained in the Company's most recent filings with the Securities and Exchange Commission, including our Form 10-K for fiscal year 2009 and 10-Q for the quarter ended March 31, 2010.

Our Client Value Proposition

"To serve clients who seek the resources, sophisticated products and expertise of large financial institutions, along with the local decision making, market knowledge, and customer service orientation of a community bank."

Profile

- $2.5B asset, 65 branches in Oregon and SW Washington
- Leading community bank deposit share
- Contemporary product offerings and superior service



Seattle
Hoodsport
Shelton
Tacoma
Hawks Prairie
Lacey
Olympia
Centralia
Chehalis
Astoria
East Vancouver
Vancouver
Hillsboro
Tillamook
Portland
Beaverton
Gresham
The Dalles
Canby
McMinnville
Woodburn
Lincoln City
Salem
Newport
Albany
Corvallis
Waldport
Florence
Eugene
Bend
La Pine

West Coast Bank Progress Update

- **Regulatory order terminated July 15, 2010**
- **Second quarter 2010 results shows continued performance improvement**
  - Excluding prepayment fee of long term debt, net interest margin improved to **3.48%** from **3.38%** in Q1 2010
  - Credit cost declined as unfavorable risk rating migration slowed and net loan charge-offs and OREO valuation adjustments decreased from prior periods
- **Capital up significantly at West Coast Bank**
  - $172.9 million in equity raises completed since October 2009
  - Total Bank capital ratio **17.10%** and Leverage ratio of **11.43%** at June 30, 2010
- **Company's risk profile improved over the past year**
  - Nonperforming assets continue to decline
- **Strong balance sheet liquidity and flexibility to grow loans**
  - Cash equivalents and investment securities represent 12% of total earning assets

WEST COAST BANK

Holding Company Total Risk Based Capital Ratio


Holding Company Risk Based Capital Ratio Trend 6/30/08 – 6/30/10
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Well Capitalized
11.25%
11.10%
17.14%
17.76%
6/08
9/08
12/08
3/09
6/09
9/09
12/09*
3/10
6/10

* Pro forma risk-based capital ratios for West Coast Bancorp are reported as if shareholder approvals had been obtained as of December 31, 2009 and the Series A preferred stock had been converted into common stock as of that date.

Bank Total Risk Based Capital Ratio


Bank Total Risk Based Capital Ratio Trend 6/30/08 – 6/30/10
Well Capitalized
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10.70%
10.81%
16.50%
17.10%
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

Bank Leverage Ratio


Bank Leverage Ratio Trend 6/30/08 – 6/30/10
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Well Capitalized
8.90%
8.39%
11.16%
11.43%
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

WEST COAST BANK

Bolstered Allowance for Credit Losses as a % of Total Loans Since Year End 2008


Allowance for Credit Loss % of Total Loans Trend 12/31/08 – 6/30/10
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.45%
2.29%
2.48%
2.77%
12/08
3/09
6/09
9/09
12/09
3/10
6/10

- **Provision expense has exceeded net charge off by $5 million in 2010**

West Coast Bank Has Consistently Reduced Construction and CRE Concentrations

Regulatory Lending Concentrations (Tier 1 + ALLL) Trend 12/31/07 – 6/30/10


Total CRE Guidance Limit ➔
L, A&D, Constr Guidance Limit ➔
400%
350%
300%
250%
200%
150%
100%
50%
0%
350%
198%
300%
128%
166%
43%
155%
36%
148%
32%
12/07
12/08
12/09
3/10
6/30
Land, A&D, & Construction Total
Total CRE Portfolio

Second Quarter Average Deposits

Table 4

(Dollars in thousands)	Q2 2010	Q2 2009	Change Amount	Change %	Q1 2010
Demand deposits	$ 523,298	$ 478,289	$ 45,009	9%	$ 519,492
Interest bearing demand	332,850	298,012	34,838	12%	321,070
Savings	104,052	87,624	16,428	19%	98,075
Money market	657,454	599,417	58,037	10%	642,594
Time deposits	431,669	614,472	(182,803)	-30%	507,706
Total	$ 2,049,323	$ 2,077,814	$ (28,491)	-1%	$ 2,088,937
Average rate on total deposits	0.64%	1.23%	(0.59)		0.83%

- **Demand deposit balances grew to 26% of total deposits at 06/30/2010**
- **Higher costing time deposits continue to decline**

Worked diligently to protect and grow our leading community bank market share position

Opportunity to further penetrate Portland metro market

MSA	WCB Deposits (mm's)	Total Market Deposits (mm's)	WCB Market Share	Community Bank Rank	All Bank Rank
Portland/Vancouver	$945	$31,847	3.0%	1	7
Salem	$675	$3,987	16.9%	1	1
Coast (Lincoln County)	$191	$768	24.9%	1	1
Olympia	$106	$2,978	3.6%	5	10

93% of WCB deposit franchise enjoys #1 Community Bank market share

Source: FDIC Summary of Deposits. Data as of 6/30/09

Excellent Demand Deposit Base


$600
$500
$400
$300
$200
$100
$0
Deposit Balance in MM's
19%
$20
206
+$308 MM
27%
$43
490
11%
CAGR
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
06/30/10
Business
Consumer
DDA % Total Deposits

WCB produced strong total checking account growth…



50,000 or 98% Increase in Checking Accounts Since Dec '03
11% CAGR
101,600
51,000
Number of Checking Accounts (000's)
110
100
90
80
70
60
50
40
30
20
14
37
16
40
18
49
20
58
22
64
22
69
23
74
24
78
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
6/30/2010
Consumer
Business

14

…driven in part by our High Performance Checking Initiative

- Over 10 million pieces mailed since system-wide launch in April 2005
- Free gift and "tell-a-friend" coupons also help generate branch traffic
- Acquisition costs still very attractive
- Branch enthusiasm has been excellent

Key focus of our deposit growth and liquidity strategies include protecting our investments in Commercial Banking…

- **Retain and add relationship managers and key staff**
  - Several new hires in 2010
- **Continuous improvement in contemporary products**
- **Maintain outstanding level of customer satisfaction and loyalty**
- **Leverage relationship managers' connectivity with branch**

High Performance Checking Value

	Consumer	Business
Direct Mail Acquisition Cost per New Account	$41	$60
Estimated Annual Contribution	$260 *	$685 *
Average Balance per Account	$2,500	$16,500

* Excludes value of other relationships

Quarter-over-Quarter Income Statement

($ MM's)	Q2-10	Q2-09	Fav (Unfav) $
Interest Income	$ 26.8	$ 28.9	$ (2.1)
Interest Expense	7.9	8.7	0.8
Net Interest Income	18.9	20.2	(1.3)
Provision for Loan Losses	7.8	11.4	3.6
Noninterest Income	9.6	6.0	3.6
Noninterst Expense	22.9	25.2	2.3
Pretax Net Income	(2.2)	(10.4)	8.2
Taxes	1.7	(4.1)	(5.8)
After Tax Net Income	$ (3.9)	$ (6.3)	$ 2.4

- Includes second quarter Interest Expense of $2.3 mm relating to prepayment of $99 mm of FHLB debt.

YTD Income Statement

($ MM's)	YTD-June 30, 2010	YTD-June 30, 2009	Fav (Unfav) $
Interest Income	$ 54.0	$ 57.5	$ (3.5)
Interest Expense	14.5	17.1	2.7
Net Interest Income	39.5	40.3	(0.8)
Provision for Loan Losses	15.4	34.5	19.1
Noninterest Income	16.0	10.3	5.7
Noninterst Expense	44.0	60.6	16.6
Pretax Net Income	(3.8)	(44.5)	40.7
Taxes	0.9	(14.6)	(15.5)
After Tax Net Income	$ (4.7)	$ (29.9)	$ 25.2

•Includes second quarter Interest Expense of $2.3 mm relating to prepayment of $99 mm of FHLB debt.

Net Interest Margin Improved in Q2, 2010



Net Interest Margin Trend Q2-08 – Q2-10
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.94%
3.50%
3.38%
3.48%*
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10*

•Loan to deposit spread up 86 basis points Q2 year over year

* Excludes $2.3mm borrowing prepayment expense

Cost of Interest Bearing Funds Continue to Decline


Cost of Interest Bearing Funds Trend Q2-08 – Q2-10
2.6%
2.4%
2.2%
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
2.52%
1.83%
1.41%
1.22%*
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10 *

* Excludes $2.3mm borrowing prepayment expense

2010 Provision Levels Trending Down from Prior Periods

Quarterly Provision for Loan Loss Trend Q2-08 – Q2-10



$40
$35
$30
$25
$20
$15
$10
$5
$0
(MM's)
$6.0
$11.4
$7.6
$7.8
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10

Combined OREO Valuation Adjustments and Net Gains / (Losses) Upon Disposition Remain At Low Levels in 2010

Quarterly OREO Valuation Adjustments + Net Gain / (Loss) on Sale Trend Q2-08 – Q2-10*


$0
-$1
-$2
-$3
-$4
-$5
-$6
-$7
-$8
-$9
(MM's)
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
$(0.3)
$(3.7)
$(2.1)
$(0.2)

* Oreo valuation adjustments and gains (losses) are recorded in noninterest income.

Diversified Fee Income Sources

($000's)	Q2-10	Q2-09	% Chg
Deposit Account Service Charges	$ 4,213.7	$ 4,133.2	2%
Payment Systems	2,811.6	2,307.9	22%
Trust and Investments	1,167.1	971.5	20%
Gains on Sale of Loans	305.8	756.5	-60%
Other	847.6	836.0	1%
Total Noninterest Income (1)	**$ 9,345.8**	**$ 9,005.1**	**4%**

(1) Excludes gain/loss on sale of securities and OREO Gain (Loss) Valuation Adjustments

Solid Expansion in Payment Systems Revenues…


12,000
10,000
8,000
6,000
4,000
2,000
0
(000's)
2004
2005
2006
2007
2008
2009
YTD Jun-10 Ann'd
18% CAGR*
Merchant Services Revenue
Wire Transfer Fees
Credit Card Revenue
Check Card / ATM Revenue

•Growth calculated from 2004 to quarter ending June 2010

…Including Strong Debit Card and Revenue Growth


Number of Active Cards
Thousands
70
60
50
40
30
20
10
0
43% Increase
42
61
Jun-07
Jun-10


Quarterly Card Revenue
Thousands
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Pin
Sign
91% Increase
$851
$1,624
Q2 2007
Q2 2010

WCB has developed a comprehensive payment systems platform

Product	Commercial	Small Business	Consumer
Credit Cards	X	X	X
Debit Cards	X	X	X
Debit & Credit Cards with Rewards	X	X	X
Payroll Cards	X	X	
Bill Payment & Presentment	4th Qtr 2010	X	X
ACH, ARC, RCK	X	X	X
Treasury Management	X	X	
Lock Box	X	X	
Remote Capture (iDeposit™)	X	X	
Remote Capture with Remittance	X	X	
Smart Scan Remote Capture	X	X	
Merchant Processing	X	X	
Gift Cards – Visa & Branded	X	X	X
SafePoint Cash Mgmt	X	N/A	

Loans

(Dollars in thousands)	June 30, 2010	June 30, 2009	6/09 - 6/10 Change	March 31, 2010
Commercial loans	$ 312,170	$ 428,852	$ (116,682)	$ 342,385
Commercial real estate construction	22,096	71,945	(49,849)	23,554
Residential real estate construction	52,062	129,588	(77,526)	60,879
Total real estate construction loans	74,158	201,533	(127,375)	84,433
Mortgage	73,867	83,941	(10,074)	74,613
Nonstandard mortgage	14,348	23,916	(9,568)	18,233
Home equity	274,072	280,366	(6,294)	277,527
Total real estate mortgage	362,287	388,223	(25,936)	370,373
Commercial real estate loans	837,033	878,379	(41,346)	853,180
Installment and other consumer loans	16,384	20,041	(3,657)	16,562
Total	$ 1,602,032	$ 1,917,028	$ (314,996)	$ 1,666,933
Yield on loans	5.46%	5.33%	13 bp	5.44%

*Real estate construction loans down to 5% of total loans in 2010 vs. 11% in 2009

Residential Construction & Land Loans

($000's)	6/30/10	6/30/09	$ Chg	% Chg
Land Loans	11,087	17,910	(6,823)	-38.1%
Site Development	17,965	56,997	(39,032)	-68.5%
Vertical Construction	32,278	62,277	(29,998)	-48.2%
Total	61,330	137,184	(75,853)	-55.3%

WCB Has Continued to Lower its Construction and Land Development Loan Exposure

Construction and Land Development as a % of Total Loans Trend 6/30/08 – 6/30/10


25%
20%
15%
10%
5%
0%
20.7%
12.5%
7.0%
6.6%
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10
WCB

Asset Quality Summary

WEST COAST BANK

For Five Consecutive Quarters, Nonperforming Assets Have Declined in $'s…

NPA's Outstanding Trend 6/30/08 – 6/30/10



$250
$200
$150
$100
$50
$0
(MM's)
$147.4
$210.6
$130.7
$116.2
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

…As Well As Relative to Total Assets


NPA's as a % of Total Assets Trend 6/30/08 – 6/30/10
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.6%
8.1%
4.9%
4.6%
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

Nonperforming Assets Also Have Declined Significantly as a % of Total Equity Capital

NPA's as a % of Consolidated Total Equity Trend 6/30/08 – 6/30/10


140%
120%
100%
80%
60%
40%
20%
0%
72%
125%
50%
43%
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

The recent equity capital raise and aggressive OREO disposition significantly reduced West Coast Bank's nonperforming asset level relative to its capital base.

Other Real Estate Owned (OREO) Activity Year-End 2008 through June 30, 2010

($000's)	Amount Outstanding	Number of Properties
Beg Bal January 1, 2009	$ 70,110	288
Additions to OREO	83,945	734
Capitalized Improvements	7,374	
Valuation Adjustments	(22,178)	
Disposition of OREO Properties	(101,673)	(576)
End Bal June 30, 2010	$ 37,578	446

What's Next?

- Focus on further reducing nonperforming assets
- Grow our loan portfolio, consistent with market conditions
- Continue efforts to grow core deposits and accounts
- Maintain high levels of customer satisfaction
- Continue to control operating expenses

Takeaways

- **Our core strategy has remained unchanged**
  - Strong emphasis on low cost core deposit generation
- **Management team has remained intact**
- **Credit Administration has been enhanced**
  - More focus on risk created by loan / geographic concentrations
  - Additional resources to reduce non-performing assets
- **Desire / ability to grow loans in targeted segments to improve operating leverage**
- **Possible future loan sales and capital raising**

Thank You

Reconcilement of Adjusted Net Income to GAAP

Table 6

SUMMARY INCOME STATEMENT

(Dollars in thousands)	Q2 2010	Q2 2009	Change $	Change %	Q1 2010	Change $	Change %
Net interest income	$ 18,910	$ 20,214	$ (1,304)	-6%	$ 20,633	$ (1,723)	-8%
Provision for credit losses	7,758	11,393	3,635	32%	7,634	(124)	-2%
Noninterest income	9,625	5,958	3,667	62%	6,408	3,217	50%
Noninterest expense	22,909	25,244	2,335	9%	21,095	(1,814)	-9%
Loss before income taxes	(2,132)	(10,465)	8,333	80%	(1,688)	(444)	-26%
Provision (benefit) for income taxes	1,717	(4,126)	(5,843)	-142%	(800)	(2,517)	-315%
Net income (loss)	$ (3,849)	$ (6,339)	$ 2,490	39%	$ (888)	$ (2,961)	-333%
Reconciliation of adjusted net income to GAAP							
Net loss	$ (3,849)	$ (6,339)	$ 2,490	39%	$ (888)	$ (2,961)	-333%
Less FHLB prepayment fee [1]	(2,326)	-	(2,326)		-	(2,326)	
Less: Impact of taxes:							
Unrealized gain on securities	(1,798)	-	(1,798)		(800)	(998)	
Increase in deferred tax assets-tax return adjustments	3,515	-	3,515		-	3,515	
Benefit for income taxes	-	(4,126)	(4,126)		-	-	
Net income (loss) excluding FHLB prepayment fee and taxes [2]	$ 194	$ (10,465)	$ 10,659	102%	$ (1,688)	$ 1,882	111%

[1] No tax benefit was recognized for FHLB prepayment fee.

[2] Management uses this non-GAAP information internally and has disclosed it to investors based on its belief that the information provides additional, valuable information relating to its operating performance as compared to prior periods.

West Coast Bancorp has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents West Coast Bancorp has filed with the SEC for more complete information about West Coast Bancorp and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, we will arrange to send you the prospectus if you request it by calling 503-598-3241.